MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited)	October 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.3%
COMMUNICATION SERVICES - 1.6%
Interactive Media & Services - 1.6%
NAVER Corp.	139,362	$16,530,887	(a)

CONSUMER DISCRETIONARY - 10.5%
Automobiles - 3.8%
Maruti Suzuki India Ltd.	335,155	38,640,142	(a)

Textiles, Apparel & Luxury Goods - 6.7%
Titan Co. Ltd.	2,027,588	67,656,700	(a)

TOTAL CONSUMER DISCRETIONARY		106,296,842

CONSUMER STAPLES - 2.0%
Food & Staples Retailing - 1.2%
Robinsons Retail Holdings Inc.	13,056,930	12,116,192	(a)

Personal Products - 0.8%
LG H&H Co. Ltd.	21,702	7,753,709	(a)

TOTAL CONSUMER STAPLES		19,869,901

ENERGY - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
Reliance Industries Ltd.	2,348,716	72,473,814	(a)

FINANCIALS - 17.9%
Banks - 13.3%
Al Rajhi Bank	2,338,669	53,031,355	*(a)
Kotak Mahindra Bank Ltd.	1,989,693	45,812,900	(a)
OTP Bank Nyrt	842,971	18,390,120	(a)
Ping An Bank Co. Ltd., Class A Shares	12,414,961	17,623,579	(a)

Total Banks		134,857,954

Capital Markets - 4.6%
B3 SA - Brasil Bolsa Balcao	15,983,000	46,412,738

TOTAL FINANCIALS		181,270,692

HEALTH CARE - 3.8%
Health Care Providers & Services - 1.7%
Odontoprev SA	10,934,920	17,443,373

Pharmaceuticals - 2.1%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	8,445,000	21,325,717	(a)

TOTAL HEALTH CARE		38,769,090

INDUSTRIALS - 7.7%
Electrical Equipment - 4.5%
Contemporary Amperex Technology Co. Ltd., Class A Shares	722,716	37,089,578	(a)
LG Energy Solution Ltd.	21,496	7,953,936	*(a)

Total Electrical Equipment		45,043,514

See Notes to Schedule of Investments.

Martin Currie SMASh Series EM Fund 2022 Quarterly Report	1

MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Machinery - 3.2%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	2,132,346	$19,536,263	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	1,865,950	12,829,073	(a)

Total Machinery		32,365,336

TOTAL INDUSTRIALS		77,408,850

INFORMATION TECHNOLOGY - 33.0%
Electronic Equipment, Instruments & Components - 6.9%
Delta Electronics Inc.	4,224,000	33,609,597	(a)
Samsung SDI Co. Ltd.	69,693	35,955,690	(a)

Total Electronic Equipment, Instruments & Components		69,565,287

Semiconductors & Semiconductor Equipment - 7.8%
Globalwafers Co. Ltd.	2,887,000	31,999,318	(a)
SK Hynix Inc.	807,120	46,725,433	(a)

Total Semiconductors & Semiconductor Equipment		78,724,751

Technology Hardware, Storage & Peripherals - 18.3%
Samsung Electronics Co. Ltd.	2,907,567	121,012,511	(a)
Samsung Electronics Co. Ltd., Registered Shares, GDR	62,700	64,756,477	(a)

Total Technology Hardware, Storage & Peripherals		185,768,988

TOTAL INFORMATION TECHNOLOGY		334,059,026

MATERIALS - 15.6%
Chemicals - 9.4%
Asian Paints Ltd.	920,584	34,653,610	(a)
LG Chem Ltd.	101,767	44,659,314	(a)
Orbia Advance Corp. SAB de CV	9,560,000	16,082,108

Total Chemicals		95,395,032

Construction Materials - 2.5%
UltraTech Cement Ltd.	313,772	25,490,297	(a)

Metals & Mining - 3.7%
Antofagasta PLC	2,769,169	37,315,723	(a)

TOTAL MATERIALS		158,201,052

TOTAL INVESTMENTS - 99.3% (Cost - $1,223,277,436)		1,004,880,154
Other Assets in Excess of Liabilities - 0.7%		7,477,205

TOTAL NET ASSETS - 100.0%		$1,012,357,359

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Schedule of Investments.

2	Martin Currie SMASh Series EM Fund 2022 Quarterly Report

MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2022

Abbreviation(s) used in this schedule:

GDR	— Global Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Martin Currie SMASh Series EM Fund 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie SMASh Series EM Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures

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Notes to Schedule of Investments (unaudited) (continued)

approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Financials	$46,412,738	$134,857,954	—	$181,270,692
Health Care	17,443,373	21,325,717	—	38,769,090
Materials	16,082,108	142,118,944	—	158,201,052
Other Common Stocks	—	626,639,320	—	626,639,320

Total Investments	$79,938,219	$924,941,935	—	$1,004,880,154

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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